Exhibit 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of the Thermedics Inc.'s Current Report on Form 8-K/A.



                                                Arthur Andersen LLP



   Boston, Massachusetts